February 29, 1996



February 28, 1996



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:      Transamerica Occidental Life Insurance Company and
         Transamerica Occidental Life Separate Account
         VA-5NLNY (File No. 33-71748)

Dear Commissioner:

On behalf of Transamerica Occidental Life Insurance Company and Transamerica Occidental Life Separate Accounts VA-5NLNY ("Separate Account"), enclosed for filing pursuant to Rule 30b2-1 under the Investment Company Act of 1940 ("Act") is a copy of the annual report for each of the following funds: Federated Investors Insurance Management Series, INVESCO Variable Investment Funds, Inc., Janus Aspen Series, Lexington Emerging Markets Fund, Montgomery Variable Series, Schwab Annuity Portfolios, SteinRoe Variable Investment Trust, Strong Discovery Fund II, TCI Portfolios, Inc. and Van Eck Worldwide Insurance Trust.

The above-mentioned funds are the underlying investment medium for the variable annuity contracts issued in connection with the Separate Account.

The annual reports are for the period ending December 31, 1995, and have been transmitted to contract holders in accordance with Rule 30d-2 under the Act.

If you have any questions regarding the enclosed reports, please contact the undersigned at (213) 742-3126, or Regina Fink at
(213) 742-3131.

Sincerely,


Susan Vivino
Paralegal

cc:  F. Bellamy
     R. Fink

Enclosure
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